UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — September 18, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
43 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (441) 278-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: SLIDES FROM PRESENTATION BY MANAGEMENT
EX-99.2: PRESS RELEASE

Item 7.01. Regulation FD Disclosure.
On September 19, 2006, the Chief Executive Officer and the Chief Financial Officer of Allied World Assurance Company Holdings, Ltd (the “Company’’) will present the information about the Company described in the slides attached to this report as Exhibit 99.1 at the Fox-Pitt, Kelton “Bermuda in Boston” 2006 Conference (the “Conference”) and to various investors. Attached to this report as Exhibit 99.2 is the press release of the Company announcing its participation in the Conference. The slides set forth in Exhibit 99.1 and the press release are incorporated by reference herein. The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.
Safe Harbor for Forward-Looking Statements
Some of the statements in Exhibit 99.1 and the press release may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve inherent risks and uncertainties. Statements that are not historical facts, including statements that use terms such as “believes,” “anticipates,” “intends” or “expects” and that relate to our plans and objectives for future operations, are forward-looking statements. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in these documents should not be considered as a representation by us or any other person that our objectives or plans will be achieved. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the effects of competitors’ pricing policies, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products; (b) the effects of investigations into market practices, in particular insurance brokerage practices, together with any legal or regulatory proceedings, related settlements and industry reform or other changes arising therefrom; (c) the impact of acts of terrorism and acts of war; (d) greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices have anticipated; (e) increased competition due to an increase in capacity of property and casualty insurers or reinsurers; (f) the inability to obtain or maintain financial strength ratings by one or more of the company’s subsidiaries; (g) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (h) the company or one of its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; (i) changes in regulations or tax laws applicable to the company, its subsidiaries, brokers or customers; (j) changes in the availability, cost or quality of reinsurance or retrocessional coverage; (k) loss of key personnel; (l) changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect the company’s investment portfolio; and (m) such other risk factors as may be discussed in our most recent documents on file with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description

99.1	Slides from presentation by management

99.2	Press release dated September 14, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 18, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
By:	/s/ Wesley D. Dupont
Name:	Wesley D. Dupont
Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slides from presentation by management

99.2	Press release dated September 14, 2006